Parkstone Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated March 21, 2011
To Prospectus Dated May 1, 2010

Effective April 29, 2011, the Columbia Large Cap Value fund will merge into the Columbia VP Diversified Equity Income fund. The Company will no longer make available the Columbia Large Cap Value fund as an investment option under the Contract.

The “Objectives for Underlying Funds – Columbia Large Cap Value” section of the Prospectus is deleted in its entirety and replaced with the following:

Underlying Fund	Share Class (if applicable)	Investment Objective	Investment Adviser
Columbia VP Diversified Equity Income	1	Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Management Investment Advisers, LLC

Effective May 2, 2011, the Columbia Strategic Income fund will change its name to Columbia VP Strategic Income fund. The corresponding Subaccount will also change its name to the Columbia VP Strategic Income Subaccount.

Please Retain This Supplement For Future Reference